AFL-CIO HOUSING INVESTMENT TRUST · CONSTRUCTION JOBS INITIATIVE

$2.5 billion of total development value • 25 cities

14,085 housing units • $1.1 billion HIT financing

13,500 union construction jobs • 46 projects

Semi-Annual Report

JUNE 30, 2012

JOBS UPDATE: With strong investor support, the HIT's Construction Jobs Initiative has generated more than 13,500 union construction jobs in just three years, bringing unemployed union members back to work on 46 projects representing $2.5 billion of development activity in 25 cities. The HIT's $1.1 billion of construction-related investments through this initiative have produced strong returns for HIT participants while fueling economic recovery and enabling communities to address urgent needs for affordable housing. We thank our investors, our community development partners, and the men and women of the union construction trades for helping make this success possible. With your ongoing support, we intend to continue delivering competitive returns for our investors as we finance more affordable housing and move closer to our year-end goal of creating 15,000 union jobs through the Construction Jobs Initiative.

Steve Coyle
Chief Executive Officer

Mid-Year Discussion
of Fund Performance

PERFORMANCE OVERVIEW

The AFL-CIO Housing Investment Trust (HIT) produced one-year gross and net returns of 8.06% and 7.60%, respectively, for the period ended June 30, 2012, outperforming the 7.47% reported by its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT also outperformed for the six-month period ended June 30, with returns of 2.86% on a gross basis and 2.64% on a net basis, compared to the benchmark’s 2.37%.

The HIT’s outperformance in the first half of 2012 can be largely attributed to its income advantage versus the benchmark and to tighter spreads to Treasuries of the government-insured and agency multifamily mortgage-backed securities (MBS) in which the HIT specializes. Multifamily MBS spreads tightened as more investors sought to increase yield without taking on greater credit risk. The HIT’s overweight in high credit quality MBS and its focus on construction-related multifamily MBS enables the HIT to construct a portfolio with higher yield and better credit quality with effectively neutral interest rate risk versus its benchmark. This has helped the HIT’s portfolio to generate higher income than the benchmark. These multifamily MBS also help create union jobs, develop affordable housing, and support economic recovery. The HIT outperformed the benchmark despite its relative underweight to two sectors that did well: U.S. Treasury securities, which at June 30 comprised 9.1% of the HIT portfolio versus 36.0% of the benchmark, and corporate bonds, which were 20.6% of the benchmark but are not held by the HIT. Approximately 92% of the HIT portfolio at June 30 was AAA-rated or carried a U.S. government or government-sponsored enterprise guarantee, compared to 74% of the benchmark.

UNION JOB CREATION

The HIT invested $162.8 million of its capital in eight construction projects in the first half of 2012, creating attractive assets for the portfolio while supporting union job-creation. In addition, the HIT’s subsidiary, Building America CDE, Inc., allocated $5.6 million of New Markets Tax Credits to another project during the period. With a total development value of $362.8 million, these nine projects added more than 1,460 union construction jobs to the HIT’s Construction Jobs Initiative, putting the HIT closer to its goal of creating 15,000 union construction jobs by the end of 2012. By mid-year, more than 13,500 union jobs have been generated through the Construction Jobs Initiative since it got underway in 2009.

The 2012 projects will help communities meet their housing needs by building or preserving 1,110 housing units, more than three-quarters of which are affordable to low-income families. In keeping with the HIT’s Green Jobs Initiative, which supports environmentally sustainable, union-built construction, all of the projects involve either energy-efficient rehabilitation and retrofit work on older housing or new construction designed to meet LEED certification standards.

AFL-CIO HOUSING INVESTMENT TRUST  1

MARKET ENVIRONMENT

The HIT achieved its strong mid-year performance at a time of considerable market volatility and weak economic growth. Employment growth slowed during the period, demand for manufactured goods declined, and concerns grew about the Eurozone financial crisis and decelerating growth in China and other emerging economies. While energy prices fell, consumers responded with increased saving due to their growing uncertainty about the economy. Uncertainty also prevailed in the global markets and produced a flight to quality that drove up demand for U.S. Treasuries and kept interest rates at historically low levels.

“We are proud that union capital invested by the HIT is going to get our members back on the job while helping the community meet its housing needs.”

                                         —Dan McConnell, Business Manager,
                    Minneapolis Building and Construction Trades Council

The U.S. unemployment rate remained above 8% during the first half of the year. Unemployment in the construction trades hovered near 13%, and that sector has yet to regain the two million jobs lost since 2007. In an effort to spur borrowing and spending, the Federal Reserve extended its current stimulus programs in June. In the housing sector, the multifamily market provided a bright spot, with vacancy rates reaching a 10-year low and demand rising for rental housing. The household formation rate, which fell during the recession, has begun to grow again, and many homeowners continue to switch to renting, stimulating the demand for rental housing. The real estate market is beginning to respond to this with plans for more new or rehabilitated multifamily housing.

“333 Harrison will be a quality product that the community, its residents, and the building trades can be proud of because of the skill and craftsmanship [union workers] bring to this project.”

                                    — Michael Theriault, Secretary-Treasurer,
                   San Francisco Building and Construction Trades Council

POSITIONED FOR CONTINUED SUCCESS

The HIT remains an attractive investment choice for pension plans with union member beneficiaries, having the advantages of higher income and higher credit quality with similar interest rate risk relative to the benchmark. Low inflation expectations and the HIT’s ability to provide diversification also make it an attractive choice. Investors have responded by investing $220 million in the HIT in the first six months of 2012, reflecting $150 million of new capital and a dividend reinvestment rate of 90%. With six new investors in the first half of 2012, the HIT continues to seek capital from new and existing investors to help it reach the 15,000-job goal of its Construction Jobs Initiative.

With its expertise in the direct sourcing of multifamily investments, the HIT has a strong project pipeline that positions it for ongoing success as an investor in construction-related multifamily securities. Projected growth in the U.S. multifamily rental market should broaden these investment opportunities. The FHA and government-sponsored enterprise programs in which the HIT specializes continue to dominate the multifamily market. The HIT’s investments are structured to generate competitive returns and desirable income for the portfolio in coming months, while also producing the collateral benefits of affordable and workforce housing and union job creation.

AFL-CIO HOUSING INVESTMENT TRUST  3

Other Important Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.) Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, the HIT has reported information on how it voted on matters considered by Building America CDE, Inc., in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www. sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2012, and held for the entire period ended June 30, 2012.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2012” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only):
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

Expenses Paid
	Beginning	Ending	During Six-Month
	Account Value	Account Value	Period Ended
	January 1, 2012	June 30, 2012	June 30, 2012*
Actual expenses	$ 1,000.00	$ 1,026.40	$ 2.17
Hypothetical expenses (5% return before expenses)	$ 1,000.00	$ 1,022.73	$ 2.16

*Expenses are equal to the HIT’s annualized expense ratio of 0.43%, as of June 30, 2012, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Opposite: The Moderne, Milwaukee, WI

4      SEMI – ANNUAL REPORT 2012

Statement of Assets and Liabilities
June 30, 2012 (Dollars in thousands; unaudited)

ASSETS
Investments, at value (cost $4,196,120)	$4,493,859
Cash	557
Accrued interest receivable	16,673
Receivables for investments sold	211
Other assets	1,983
Total assets	4,513,283

LIABILITIES
Payables for investments purchased	30,469
Redemptions payable	32,309
Income distribution payable, net of dividends reinvested of $11,191	1,245
Refundable deposits	523
Accrued expenses	3,922
Total liabilities	68,468

NET ASSETS APPLICABLE TO PARTICIPANTS’ EQUITY —
Certificates of participation — authorized unlimited;
Outstanding 3,766,573 units	$4,444,815

NET ASSET VALUE PER UNIT OF PARTICIPATION (IN DOLLARS)	$1,180.07

PARTICIPANTS’ EQUITY
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$4,136,688
Net unrealized appreciation of investments	297,739
Distribution in excess of net investment income	(2,850)
Accumulated net realized gains, net of distributions	13,238
Total participants’ equity	$4,444,815

See accompanying Notes to Financial Statements.

6      SEMI – ANNUAL REPORT 2012

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

FHA Permanent Securities (2.7% of net assets)

			Commitment
	Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$-	$18	$18	$18
Multifamily1	3.75%	Aug-2048	-	4,175	4,175	4,278
	5.25%	Mar-2024	-	3,976	3,970	4,132
	5.35%	Mar-2047	-	7,701	7,710	8,432
	5.55%	Aug-2042	-	8,470	8,465	9,319
	5.60%	Jun-2038	-	2,663	2,659	2,697
	5.62%	Jun-2014	-	224	224	230
	5.65%	Oct-2038	-	2,057	2,104	2,132
	5.87%	Jun-2044	-	1,874	1,872	2,099
	5.89%	Apr-2038	-	4,991	5,001	5,556
	6.02%	Jun-2035	-	5,663	5,648	6,053
	6.20%	Apr-2052	-	11,883	11,877	12,864
	6.40%	Jul-2046	-	3,958	3,955	4,476
	6.60%	Jan-2050	-	3,467	3,507	3,858
	6.66%	May-2040	-	5,442	5,426	5,450
	6.70%	Dec-2042	-	5,745	5,727	5,830
	6.75%	Apr-2040 - Jul-2040	-	5,140	5,106	5,657
	7.05%	Jul-2043	-	5,120	5,120	5,346
	7.13%	Mar-2040	-	7,495	7,479	8,251
	7.20%	Dec-2033 - Oct-2039	-	9,350	9,346	9,996
	7.50%	Sep-2032	-	1,483	1,478	1,712
	7.75%	Oct-2038	-	1,329	1,324	1,332
	7.93%	Apr-2042	-	2,791	2,791	3,248
	8.15%	Mar-2037	-	1,130	1,224	1,133
	8.27%	Jun-2042	-	2,450	2,450	2,457
	8.75%	Aug-2036	-	3,517	3,520	3,528
			-	112,094	112,158	120,066
Forward Commitments1	5.80%	Mar-2052	2,100	-	(11)	185
Total FHA Permanent Securities			$2,100	$112,112	$112,165	$120,269

AFL-CIO HOUSING INVESTMENT TRUST  7

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)
Ginnie Mae Securities (18.9% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$17,668	$17,954	$19,322
	4.50%	Aug-2040	11,375	11,704	12,492
	5.50%	Jan-2033 - Jun-2037	12,293	12,229	13,647
	6.00%	Jan-2032 - Aug-2037	6,846	6,848	7,687
	6.50%	Jul-2028	115	115	132
	7.00%	Nov-2016 - Jan-2030	2,799	2,822	3,192
	7.50%	Apr-2013 - Aug-2030	1,912	1,938	2,182
	8.00%	Jun-2023 - Nov-2030	1,078	1,101	1,264
	8.50%	Jun-2022 - Aug-2027	1,107	1,123	1,288
	9.00%	May-2016 - Jun-2025	315	320	359
	9.50%	Sep-2021 - Sep-2030	120	122	134
	10.00%	Jun-2019	1	1	1
			55,629	56,277	61,700
Multifamily1	2.11%	Apr-2033	24,318	24,540	24,685
	2.18%	May-2039	24,624	24,906	25,246
	2.34%	Aug-2034	24,101	24,301	24,556
	2.41%	May-2030	13,023	13,147	13,274
	2.72%	Feb-2044	5,855	6,087	6,096
	2.80%	May-2042	13,660	13,933	14,560
	2.87%	Dec-2043	20,000	20,159	20,802
	2.89%	Mar-2046	32,000	32,316	33,100
	3.05%	May-2044	45,500	45,945	47,979
	3.12%	Apr-2038 - Apr-2047	9,284	9,523	9,833
	3.17%	Oct-2043	39,081	39,685	41,225
	3.20%	Apr-2047	12,481	12,481	13,287
	3.26%	Nov-2043	20,000	20,059	21,063
	3.31%	Nov-2037	19,306	20,171	20,139
	3.37%	Dec-2046	19,200	19,555	20,108
	3.49%	Mar-2042	10,000	10,048	10,794
	3.55%	May-2042	10,000	10,226	10,782
	3.61%	Aug-2027	12	12	12
	3.67%	Oct-2043	25,000	25,245	27,250
	3.93%	Feb-2039	80	76	80
	4.15%	Apr-2046	8,381	8,540	9,278
	4.22%	Nov-2035	21,290	21,829	22,279
	4.26%	Jul-2029	1,287	1,283	1,316
	4.37%	Nov-2051	13,351	13,151	14,818
	4.42%	Feb-2031	36,095	36,347	39,771
	4.43%	Jun-2034	9,940	9,758	10,307
	4.50%	Aug-2049	2,327	2,338	2,553
	4.63%	Sep-20372	1,500	1,458	1,500
	4.66%	Apr-2029 - Dec-2030	6,011	6,222	6,072
	4.73%	Nov-2045	3,000	3,055	3,220
	4.74%	Sep-2034	9,000	9,271	9,639
	4.76%	Apr-2045	4,970	5,178	5,115
	4.79%	Aug-2032	2,437	2,428	2,468

				(continued, next page)
8 SEMI – ANNUAL REPORT 2012

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

Ginnie Mae Securities (18.9% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	4.82%	Oct-2029	$2,246	$2,359	$2,271
	4.83%	May-20462	5,286	5,285	5,444
	4.90%	Mar-20442	1,000	990	1,009
	4.92%	May-2034	30,655	30,549	31,792
	4.94%	Jun-20462	3,795	3,799	3,879
	4.98%	Feb-2052	4,069	4,193	4,570
	4.99%	Mar-2030	9,750	10,504	10,404
	5.00%	Dec-2033	4,770	4,798	4,779
	5.01%	Mar-2038	25,000	26,045	26,990
	5.05%	Apr-20492	2,885	2,890	2,950
	5.08%	Feb-2037	10,000	10,147	10,648
	5.14%	Apr-2039	3,551	3,500	3,605
	5.19%	May-2045	8,866	8,657	9,422
	5.32%	Aug-2030	1,304	1,299	1,307
	5.34%	Jul-2040	18,000	17,697	20,410
	5.39%	Feb-2052	26,155	26,680	29,520
	5.50%	Jul-2033	1,282	1,331	1,290
	5.55%	May-20492	10,415	10,419	10,565
	5.57%	Oct-2031	4,383	4,307	4,460
	5.58%	May-2031	49,155	49,470	51,379
	6.15%	Nov-2039	5,337	5,349	6,147
	6.26%	Apr-2027	21	22	21
			715,039	723,563	756,069
When-Issued3	2.55%	Jan-2048	24,000	24,240	24,493
Total Ginnie Mae Securities			$794,668	$804,080	$842,262

Ginnie Mae Construction Securities (8.5% of net assets)

	Interest Rates4 Permanent Construction		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Multifamily1	2.87%	2.87%	Mar-2054	$40,943	$25	$1,253	$1,319
	3.40%	3.40%	Apr-2017	2,250	2,250	2,249	2,345
	3.95%	3.95%	Feb-2052 - May2054	12,722	3,908	3,908	4,935
	4.15%	2.00%	Jul-2053	2,274	2,274	2,302	2,472
	4.15%	4.15%	Apr-2053	70,000	28,824	30,247	35,196
	4.49%	8.25%	Jun-2052	44,954	39,504	39,067	44,486
	4.75%	4.75%	Mar-20524	32,463	29,910	29,928	33,652
	4.80%	4.80%	Feb-2052	11,940	11,540	11,917	12,977
	4.86%	4.86%	Jan-2053	42,358	31,258	31,582	35,760
	4.87%	4.87%	Apr-2042	100,000	96,320	97,200	108,770
	5.10%	7.00%	Dec-20504	15,862	13,745	13,582	15,429
	5.21%	4.95%	Mar-20534	49,950	49,950	50,007	55,672
	5.25%	5.25%	Apr-2037	19,750	19,750	19,742	22,013
				445,466	329,258	332,984	375,026
Forward Commitments1	3.20%	3.20%	Nov-2053	9,859	-	296	631
Total Ginnie Mae Construction Securities				$455,325	$329,258	$333,280	$375,657

AFL-CIO HOUSING INVESTMENT TRUST  9

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.50% 5	Mar-2037	$2,326	$2,293	$2,325
	0.65% 5	Apr-2037	3,769	3,749	3,772
	0.75% 5	Dec-2040 - Jun-2042	97,130	96,644	97,418
	0.80%5	Mar-2042	24,567	24,624	24,661
	0.85% 5	Mar-2042	11,761	11,757	11,831
	2.21%5	May-2033	1,085	1,091	1,136
	2.23% 5	Sep-2035	1,463	1,457	1,539
	2.30%5	Nov-2033	5,344	5,348	5,617
	2.32% 5	Jul-2033	979	973	1,030
	2.34% 5	Aug-2033	2,028	2,024	2,141
	2.35% 5	Aug-2033	4,223	4,214	4,453
	2.36% 5	Aug-2033	336	335	353
	2.40% 5	Jul-2033	4,456	4,478	4,704
	2.50%	Nov-2034	3,456	3,580	3,689
	2.76%	Apr-2034	2,659	2,753	2,829
	3.00%	Apr-2042 - May-2042	50,000	51,452	51,312
	3.50%	Jan-2042 - Jun-2042	59,543	61,525	62,617
	4.00%	Jul-2024 - 3Apr-2041	112,524	114,228	119,890
	4.50%	Jun-2018 - Sep-2040	83,673	85,429	90,094
	5.00%	Jul-2018 - 3Apr-2041	100,362	103,668	108,628
	5.50%	Jul-2017 - Jun-2038	58,682	58,915	64,242
	6.00%	Apr-2016 - Nov-2038	52,978	53,532	58,429
	6.50%	Nov-2016 - Jul-2036	6,364	6,547	7,130
	7.00%	Nov-2013 - May-2032	2,771	2,777	3,139
	7.50%	Nov-2016 - Sep-2031	931	908	1,074
	8.00%	Nov-2012 - May-2031	189	191	216
	8.50%	Mar-2015 - Apr-2031	260	260	288
	9.00%	Jan-2024 - May-2025	127	128	148
			693,986	704,880	734,705
Multifamily1	2.84%	Mar-2022	3,910	3,980	4,070
	2.85%	Mar-2022	33,000	33,344	34,198
	3.54%	Oct-2021	7,719	7,835	8,343
	3.66%	Jul-2021	130,259	130,771	141,499
	3.82%	Jul-2016	21,101	21,094	22,905
	4.00%	Sep-2021	16,313	16,377	17,857
	4.03%	Oct-2021	7,436	7,473	8,157
	4.06%	Oct-2025	26,309	26,582	28,620
	4.09%4	Jun-2020	3,758	3,766	3,748
	4.15%	Jun-2021	9,517	9,588	10,521
	4.22%	Jul-2018	2,942	2,874	3,195
	4.25%	May-2021	4,440	4,455	4,917
	4.27%	Nov-2019	6,282	6,308	7,010
	4.32%	Nov-2019	3,107	3,132	3,478
	4.33%	Nov-2019 - Mar-2021	26,293	26,384	29,685
	4.38%	Apr-2020	10,673	10,800	11,952

10 SEMI – ANNUAL REPORT 2012				(continued, next page)

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.8% of net assets), continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
4.44%	May-2020	$6,319	$6,370	$7,104
4.48%	Oct-2031	275	275	277
4.49%	Jun-2021	1,019	1,045	1,135
4.50%	Feb-2020	4,410	4,442	4,855
4.52%	Nov-2019 - May-2021	7,475	7,621	8,375
4.55%	Nov-2019	2,955	2,982	3,321
4.56%	Jul-2019 - May-2021	8,767	8,800	9,870
4.64%	Aug-2019	18,814	19,084	21,219
4.66%	Jul-2021 - Sep-2033	7,798	7,849	8,172
4.67%	Aug-2033	9,600	9,589	9,917
4.68%	Jul-2019	13,686	13,744	15,458
4.69%	Jan-2020 - Jun-2035	14,613	14,662	16,471
4.71%	Mar-2021	6,108	6,284	6,864
4.73%	Feb-2021	1,598	1,638	1,797
4.80%	Jun-2019	2,240	2,255	2,535
4.86%	May-2019	1,498	1,512	1,700
4.89%	Nov-2019 - May-2021	2,813	2,938	3,178
4.93%	Nov-2013	44,676	44,676	46,144
4.94%	Apr-2019	3,500	3,540	3,988
5.00%	Jun-2019	1,951	1,974	2,221
5.02%	Jun-2019	847	847	965
5.04%	Jun-2019	1,928	1,967	2,200
5.05%	Jun-2019 - Jul-2019	3,278	3,342	3,744
5.08%	Apr-2021	40,000	40,004	44,869
5.09%	Jun-2018	6,543	6,715	7,384
5.11%	Jul-2019	901	905	1,032
5.12%	Jul-2019	8,975	9,034	10,246
5.13%	Jul-2019	916	920	1,047
5.15%	Oct-2022	3,647	3,647	4,084
5.16%	Jan-2018	5,330	5,272	5,913
5.25%	Jan-2020	7,010	7,007	8,056
5.29%	May-2022	5,395	5,395	6,103
5.30%	Aug-2029	7,142	6,959	7,998
5.34%	Apr-2016	6,184	6,180	6,854
5.35%	Jun-2018	1,809	1,814	2,020
5.36%	Feb-2016	3,648	3,650	3,708
5.37%	Jun-2017	1,417	1,483	1,591
5.43%	Nov-2018	347	347	349
5.44%	Mar-2016	3,647	3,645	4,089
5.45%	May-2033	2,954	2,974	3,327
5.46%	Feb-2017	46,123	46,121	52,583
5.47%	Aug-2024	8,512	8,615	9,651
5.52%	Mar-2018	601	627	689
5.53%	Apr-2017	63,401	63,398	72,592
5.59%	May-2017	7,000	7,005	7,970

			(continued, next page)

		AFL-CIO HOUSING INVESTMENT TRUST 11

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.8% of net assets), continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
5.60%	Feb-2018 - Jan-2024	$11,619	$11,621	$13,288
5.63%	Dec-2019	9,740	9,794	10,969
5.69%	Jun-2041	4,966	5,137	5,548
5.70%	Jun-2016	1,380	1,383	1,563
5.75%	Jun-2041	2,405	2,501	2,701
5.80%	Jun-2018	69,740	69,381	81,244
5.86%	Dec-2016	221	221	244
5.91%	Mar-2037	2,043	2,096	2,326
5.92%	Dec-2016	205	204	226
5.96%	Jan-2029	427	431	487
6.03%	Jun-2017 - Jun-2036	5,483	5,557	6,231
6.06%	Jul-2034	9,802	10,099	11,237
6.11%	Aug-2017	6,721	6,714	7,831
6.13%	Dec-2016	3,441	3,415	3,982
6.14%	Sep-2033	300	318	346
6.15%	Jul-2019 - Oct-2032	40,811	40,881	47,416
6.16%	Aug-2013	157	158	158
6.22%	Aug-2032	1,745	1,785	2,001
6.23%	Sep-2034	1,430	1,493	1,647
6.28%	Nov-2028	3,018	3,192	3,478
6.35%	Aug-2032	10,655	10,718	12,252
6.38%	Jul-2021	5,565	5,641	6,528
6.39%	Apr-2019	944	964	1,083
6.44%	Apr-2014 - Dec-2018	42,992	43,003	49,971
6.52%	May-2029	5,385	5,825	6,258
6.63%	Jun-2014 - Apr-2019	3,579	3,579	3,976
6.80%	Jul-2016	472	472	526
6.85%	Aug-2014	42,093	42,094	45,899
6.88%	Feb-2028	4,390	4,754	4,496
7.01%	Apr-2031	3,215	3,228	3,681
7.07%	Feb-2031	16,179	16,374	18,512
7.18%	Aug-2016	301	301	338
7.20%	Aug-2029	901	885	904
7.25%	Jul-2012	6,632	6,632	6,667
7.26%	Dec-2018	8,893	9,264	10,094
7.50%	Dec-2014	710	710	768
7.75%	Dec-2012 - Dec-2024	1,785	1,785	1,990
8.13%	Sep-2012	113	113	114
8.38%	Jan-2022	749	748	752
8.40%	Jul-2023	430	422	456
8.50%	Nov-2019	3,000	3,042	3,637
8.63%	Sep-2028	6,149	6,149	6,613
		1,051,515	1,057,000	1,172,258
Total Fannie Mae Securities		$1,745,501	$1,761,880	$1,906,963

12  SEMI – ANNUAL REPORT 2012

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

Freddie Mac Securities (9.3% of net assets)

	Interest Rate		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	0.54%	5	Feb-2036	$-	$6,742	$6,742	$6,769
	0.59%	5	Apr-2036	-	4,292	4,287	4,303
	0.74%	5	Nov-2040	-	37,964	37,700	38,081
	2.35%	5	Jun-2033 - Oct-2033	-	3,523	3,491	3,701
	2.52%	5	Jul-2035	-	687	684	736
	3.50%		Oct-2041 - Feb-2042	-	47,846	48,655	50,207
	4.00%		Nov-2013 - Jan-2041	-	83,293	85,252	88,270
	4.50%		Aug-2018 - Sep-2040	-	30,944	31,036	33,242
	5.00%		Jan-2019 - Mar-2041	-	44,429	44,421	47,759
	5.50%		Oct-2017 - Jul-2038	-	51,509	50,945	55,994
	6.00%		Mar-2014 - Feb-2038	-	28,887	29,330	31,878
	6.50%		Oct-2013 - Nov-2037	-	9,959	10,318	11,152
	7.00%		Oct-2012 - Mar-2030	-	231	216	254
	7.50%		Sep-2012 - Apr-2031	-	228	217	265
	8.00%		Nov-2012 - Feb-2030	-	74	71	84
	8.50%		Jun-2015 - Jan-2025	-	198	199	233
	9.00%		Mar-2025	-	103	103	122
				-	350,909	353,667	373,050
Multifamily1	5.38%		Dec-2028	-	20,000	20,004	22,339
	5.42%		Apr-2016	-	10,000	9,956	11,064
	5.65%		Apr-2016	-	6,224	6,221	6,941
				-	36,224	36,181	40,344
Forward Commitments1	2.95%		Aug-2017	2,585	-	(84)	57
Total Freddie Mac Securities				$2,585	$387,133	$389,764	$413,451

Commercial Mortgage-Backed Securities1 (0.5% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Deutsche Bank	5.00%	Nov-2046	$18,990	$19,535	$21,621
Total Commercial Mortgage-Backed Securities			$18,990	$19,535	$21,621

State/Local Housing Finance Agency Securities (6.0% of net assets)

	Interest Rates4			Commitment	Face	Amortized
Issuer	Permanent	Construction	Maturity Date	Amount	Amount	Cost	Value
Multifamily1	IL Housing Development Authority	-	1.70%	Dec-2013	$ -	$ 2,670	$ 2,670	$ 2,669
	MassHousing	-	3.05%	Dec-2013	20,380	3,055	2,953	3,053
	MassHousing	-	3.40%	Dec-2013	3,000	2,035	2,020	2,033
	NYC Housing Development Corp	-	3.45%	May-2013	9,500	5,600	5,609	5,603
	MassHousing	-	3.83%	Apr-20156	5,000	50	31	66
	MassHousing	-	3.85%	Dec-20126	-	13,500	13,498	13,532
	MassHousing	-	4.15%	Dec-20136	-	26,700	26,698	26,921
	MassHousing	-	4.30%	Jun-20156	34,700	50	(38)	519
	NYC Housing Development Corp	2.00%	-	Sep-2013	-	7,500	7,500	7,522
	MassHousing	4.00%	-	Dec-2053	-	66,760	66,760	67,702

						(continued, next page)

				AFL-CIO HOUSING INVESTMENT TRUST 13

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

State/Local Housing Finance Agency Securities (6.0% of net assets), continued

		Interest Rates4			Commitment	Face	Amortized
	Issuer	Permanent	Construction	Maturity Date	Amount	Amount	Cost	Value
	NYC Housing Development Corp	4.25%	-	Nov-2025	$-	$1,150	$1,150	$1,216
	NYC Housing Development Corp	4.40%	-	Nov-2024	-	4,120	4,120	4,409
	NYC Housing Development Corp	4.50%	-	Nov-2030	-	1,680	1,683	1,771
	NYC Housing Development Corp	4.60%	-	Nov-2030	-	4,665	4,665	4,841
	NYC Housing Development Corp	4.70%	-	Nov-2035	-	1,685	1,685	1,761
	NYC Housing Development Corp	4.78%	-	Aug-2026	-	12,500	12,505	13,012
	NYC Housing Development Corp	4.80%	-	Nov-2040	-	2,860	2,862	3,005
	NYC Housing Development Corp	4.90%	-	Nov-2034 - Nov-2041	-	8,800	8,800	9,195
	NYC Housing Development Corp	4.95%	-	Nov-2039 - May-2047	-	13,680	13,682	14,196
	MassHousing	5.55%	-	Nov-2039	-	5,000	4,979	5,281
	MassHousing	5.69%	-	Nov-2018	-	5,575	5,580	6,354
	MassHousing	5.70%	-	Jun-2040	-	14,305	14,307	14,873
	NYC Housing Development Corp	5.92%	-	Dec-2037	-	6,315	6,318	6,570
	MassHousing	6.42%	-	Nov-2039	-	22,000	22,000	23,632
	MassHousing	6.50%	-	Dec-2039	-	735	739	796
	MassHousing	6.58%	-	Dec-2039	-	11,385	11,386	11,970
	MassHousing	6.70%	-	Jun-2040	-	11,645	11,645	12,130
					72,580	256,020	255,807	264,632
Forward Commitments1	MassHousing	-	3.98%	Apr-20156	4,915	-	(18)	(5)
	MassHousing	-	4.37%	Jun-20146	23,500	-	(59)	248
					28,415	-	(77)	243
Total State/Local Housing Finance Agency Securities					$ 100,995	$ 256,020	$ 255,730	$264,875

Other Multifamily Investments (0.4% of net assets)

Issuer	Interest Rates4 Permanent Construction		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Multifamily Construction/Permanent Mortgages1
Prudential	8.63%	-	Jun-2025	$1,469	$1,075	$1,069	$ 1,070
				1,469	1,075	1,069	1,070
Privately Insured Construction/Permanent Mortgages1,7
IL Housing Development Authority	5.40%	5.40%	Mar-2047	9,000	8,614	8,620	7,907
IL Housing Development Authority	5.73%	5.73%	Aug-2047	5,575	5,374	5,374	4,982
IL Housing Development Authority	6.20%	-	Dec-2047	3,325	3,227	3,244	3,063
IL Housing Development Authority	6.40%	6.40%	Nov-2048	993	971	986	919
				18,893	18,186	18,224	16,871
Total Other Multifamily Investments				$20,362	$19,261	$19,293	$17,941

14  SEMI – ANNUAL REPORT 2012

Schedule of Portfolio Investments
June 30, 2012 (Dollars in thousands; unaudited)

United States Treasury Securities (9.6% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	2.00%	Nov-2021	$55,000	$55,268	$ 57,022
	2.13%	Aug-2021	35,000	35,184	36,786
	3.13%	May-2021 - Nov-2041	170,000	173,127	189,378
	3.75%	Aug-2041	102,000	115,083	122,955
	4.38%	May-2041	15,000	16,497	20,026
Total United States Treasury Securities			$377,000	$395,159	$ 426,167
Total Fixed-Income Investments			$4,039,943	$4,090,886	$ 4,389,206

Equity Investment in Wholly-Owned Subsidiary (0.0% of net assets)
			Amount of Dividends
Issuer	Number of Shares	Face Amount (Cost)	or Interest		Value
Building America CDE, Inc.8	1,000	$1		$-	$(580)
Total Equity Investment	1,000	$1		$-	$(580)

Short-Term Investment (2.4% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds 30	0.01%	July 2, 2012	$105,233	$105,233	$105,233
Total Short-Term Investments			$105,233	$105,233	$105,233

Total Investments			$4,145,177	$4,196,120	$4,493,859

Footnotes

1	Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2	Tax-exempt bonds collateralized by Ginnie Mae securities.

3
The HIT records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

4
Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

5	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

6
Securities exempt from registration under the Securities Act of 1933. The construction notes were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to June 1, 2015. The notes are general obligations of MassHousing and are secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7
Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date.The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8
The HIT holds the shares of Building America CDE, Inc. (BACDE), a wholly owned subsidiary of the HIT. BACDE is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury, which can facilitate the generation of investments. The fair value of the HIT’s investment in BACDE approximates its carrying value.

See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST  15

Statement of Operations
For the Six Months Ended June 30, 2012 (Dollars in thousands; unaudited)

INVESTMENT INCOME	$82,091

EXPENSES
Non-officer salaries and fringe benefits	4,583
Officer salaries and fringe benefits	2,012
Investment management	430
Marketing and sales promotion (12b-1)	345
Consulting fees	238
Legal fees	225
Auditing, tax and accounting fees	206
Insurance	170
Trustee expenses	15
Rental expenses	441
General expenses	807
Total expenses	9,472

NET INVESTMENT INCOME	72,619
Net realized gain on investments	18,376
Net change in unrealized appreciation investments	23,086
REALIZED AND UNREALIZED NET GAIN ON INVESTMENTS	41,462
INCREASE IN NET ASSETS FROM OPERATIONS	$114,081

See accompanying Notes to Financial Statements.

16  SEMI – ANNUAL REPORT 2012

Statements of Changes in Net Assets
(Dollars in thousands)

INCREASE IN NET ASSETS FROM OPERATIONS	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Net investment income	$72,619	$152,788
Net realized gain on investments	18,376	33,589
Net change in unrealized appreciation on investments	23,086	120,362
Net increase in net assets resulting from operations	114,081	306,739

DECREASE IN NET ASSETS FROM DISTRIBUTIONS
Distributions to participants or reinvested from:
Net investment income	(76,897)	(159,575)
Net realized gains on investments	-	(19,721)
Net decrease in net assets from distributions	(76,897)	(179,296)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS
Proceeds from the sale of units of participation	150,411	186,650
Dividend reinvestment of units of participation	69,251	160,096
Payments for redemption of units of participation	(74,502)	(101,557)
Net increase from unit transactions	145,160	245,189

TOTAL INCREASE IN NET ASSETS	182,344	372,632

NET ASSETS
Beginning of period	$4,262,471	$3,889,839
End of period	$4,444,815	$4,262,471

DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME	$(2,850)	$(2,867)

UNIT INFORMATION
Units sold	128,528	161,499
Distributions reinvested	59,005	138,701
Units redeemed	(63,445)	(88,452)
Increase in units outstanding	124,088	211,748

See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST  17

Notes to Financial Statements
(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, annuity, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month. A description of the valuation techniques applied to the HIT’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Portfolio securities for which market quotations are readily available (U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage-backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which considers observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the security being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such adjustments must be reviewed and reconciled with the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using dealer quotes in a discounted cash flow model and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option-adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speed.

The HIT holds the shares of Building America CDE, Inc. (BACDE), a wholly owned subsidiary of the HIT. The shares of BACDE are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates BACDE’s carrying value.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

18  SEMI – ANNUAL REPORT 2012

Notes to Financial Statements
(unaudited)

The following table presents the HIT’s valuation levels as of June 30, 2012:

Investment securities: ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$-	$120,066	$18	$120,084
Ginnie Mae Securities	-	817,769	-	817,769
Ginnie Mae Construction Securities	-	375,026	-	375,026
Fannie Mae Securities	-	1,906,963	-	1,906,963
Freddie Mac Securities	-	413,394	-	413,394
Commercial Mortgage-Backed Securities	-	21,621	-	21,621
State/Local Housing Finance Agency Securities	-	264,632	-	264,632
Other Multifamily Investments	-	17,941	-	17,941
United States Treasury Securities	-	426,167	-	426,167
Equity Investments	-	-	(580)	(580)
Short-Term Investments	105,233	-	-	105,233
Other Financial Instruments*	-	25,609	-	25,609
Total	$ 105,233	$ 4,389,188	$(562)	$ 4,493,859
   *Other financial instruments include forward commitments, when-issued securities, and to-be-announced (TBA) securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the six months ended June 30, 2012:

Investments in Securities ($ in thousands)
	FHA Permanent Securities	Equity Investments	Total
Beginning Balance, 12/31/2011	$19	$(535)	$(516)
Total Unrealized Gain (Loss)*	-	(45)	(45)
Amortization/Accretion	(1)	-	(1)
Ending Balance, 6/30/2012	$18	$(580)	$(562)

* Net change in unrealized loss attributable to Level 3 securities held at June 30, 2012, totaled $45 and is included on the accompanying Statement of Operations.

Level 3 investments in securities are not considered a significant portion of the HIT’s portfolio. The HIT’s policy is to recognize transfers between levels at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between levels.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

AFL-CIO HOUSING INVESTMENT TRUST  19

Notes to Financial Statements
(unaudited)

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributed income for the six months ended June 30, 2012.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2012, the HIT was authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05% of its average monthly net assets on an annualized basis, whichever is greater. During the six months ended June 30, 2012, the HIT incurred approximately $345,000 of 12b-1 expenses.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

BACDE is a Community Development Entity, certified by the Community Development Financial Institutions Fund (“CDFI Fund”) of the U.S. Department of the Treasury, which can facilitate the generation of investments. BACDE is accounted for as an investment of the HIT.

20  SEMI – ANNUAL REPORT 2012

Notes to Financial Statements
(unaudited)

The New Markets Tax Credit (NMTC) program,1 which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in creation of housing and other construction activities. BACDE received an additional allocation of $50 million in NMTCs in the 2011 allocation round, which can be committed to qualified transactions. BACDE receives fees for committing NMTCs to such qualified transactions. BACDE committed to two qualified transactions during the six months ended June 30, 2012, neither of which obligates the assets of the HIT.

Summarized financial information for BACDE on a historical cost basis is included in the table below:

As of June 30, 2012	$ in Thousands
Assets	$654
Liabilities	$1,011
Equity	$(357)

For the six months ended June 30, 2012
Income	$415
Expenses	$(443)
Tax Benefit	$12
Net Loss	$(16)

A rollforward of advances to BACDE by the HIT as of June 30, 2012, is included in the table below:

Advances to BACDE by HIT	$ in Thousands
Beginning Balance, 12/31/2011	$763
Advances in 2012	$430
Repayment by BACDE in 2012	$(283)
Ending Balance, 06/30/2012	$910

1 The New Markets Tax Credit (NMTC) Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

Note 4. Commitments

Certain assets of the HIT are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of June 30, 2012, the HIT had outstanding unfunded purchase commitments of approximately $227.2 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2012, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $4.23 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2012, were $618.7 million and $266.8 million, respectively.

Note 6. Income Taxes

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the HIT will be seen on the treatment of capital loss carryforwards.

The HIT will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2011, the HIT did not have a capital loss carryforward.

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2012.

At June 30, 2012, the cost of investments for federal income tax purposes was $4,196,120,000, which approximated book cost at amortized cost adjusted for wash sales. Net unrealized gain aggregated $297,739,000 at period-end, of which $300,705,000 related to appreciated investments and $2,966,000 related to depreciated investments.
AFL-CIO HOUSING INVESTMENT TRUST  21

Notes to Financial Statements
(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the six months ended June 30, 2012, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2012 is for the Plan’s year-end at June 30, 2011. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2011 PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2012 Contributions for six months ended June 30, 2012	$1,018,049
2012 Contribution Rate	26%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	03/31/2017

The Plan utilized three provisions provided by Public Law 111-192, Section 211: (1) to spread investment losses from 2008 and 2009 over a period of 10 years, (2) to amortize 2008 and 2009 losses over a 29-year period, and (3) to temporarily allow actuarial value of assets to be as high as 130% of market value.

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Year Contributions to Plan Exceeded More Than 5 Percent of Total Contributions (as of June 30 of the Plan’s Year-End)
AFL-CIO Staff Retirement Plan	2010*
  *The 2010 plan year ended at June 30, 2011.

At the date the financial statements were issued, Form 5500 was not available for the plan year ended June 30, 2012.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2012, the HIT matched dollar for dollar the first $5,000 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2012, was approximately $196,600.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 19, 2013. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT had no outstanding balance under the facility for the six months ended June 30, 2012. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

22  SEMI – ANNUAL REPORT 2012

Financial Highlights

	Six Months Ended June 30, 2012**		Year Ended December 31
PER SHARE DATA	(Unaudited)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$ 1,170.21	$1,133.82	$ 1,114.72	$1,098.48	$1,097.01	$1,081.27

Income from investment operations:
Net investment income	19.59 *	43.58 *	47.27 *	50.68 *	53.64 *	52.72
Net realized and unrealized gains on investments	11.03	43.81	20.75	17.15	1.91	17.54
Total income from investment operations	30.62	87.39	68.02	67.83	55.55	70.26

Less distributions from:
Net investment income	(20.76)	(45.52)	(48.92)	(51.59)	(54.08)	(54.52)
Net realized gains on investments	-	(5.48)	-	-	-	-
Total distributions	(20.76)	(51.00)	(48.92)	(51.59)	(54.08)	(54.52)

Net asset value, end of period	$ 1,180.07	$ 1,170.21	$ 1,133.82	$1,114.72	$1,098.48	$1,097.01

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets	0.43%	0.44%	0.44%	0.43%	0.41%	0.41%
Ratio of net investment income to average net assets	3.3%	3.8%	4.1%	4.5%	5.0%	5.0%
Portfolio turnover rate	31.7%	33.9%	42.2%	28.5%	23.8%	42.1%
Number of outstanding units at end of period	3,766,573	3,642,485	3,430,737	3,250,549	3,156,720	3,388,107

Net assets, end of period (in thousands)	$ 4,444,815	$ 4,262,471	$ 3,889,839	$ 3,623,437	$ 3,467,603	$ 3,716,773

Total return	2.64%	7.86%	6.16%	6.28%	5.25%	6.70%

*The average shares outstanding method has been applied for per share information.
**Percentage amounts for the period, except total return, have been annualized.
See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST  23

Leadership

Board of Trustees

John J. Sweeney, Chairman*	Stephen Frank	Richard Ravitch*
President Emeritus, AFL-CIO	Retired; formerly Vice President and Chief	Principal, Ravitch Rice & Co. LLC
Financial Officer, The Small Business Funding
Richard L. Trumka*	Corporation	Kenneth E. Rigmaiden
President, AFL-CIO		Executive General Vice President,
	Frank Hurt	International Union of Painters and Allied
Liz Shuler	International President, Bakery, Confectionery	Trades of the United States and Canada
Secretary-Treasurer, AFL-CIO	& Tobacco Workers and Grain Millers
	International Union	Marlyn J. Spear, CFA*
Arlene Holt Baker		Chief Investment Officer, Building Trades
Executive Vice President, AFL-CIO	Jack Quinn	United Pension Trust Fund (Milwaukee
	President, Erie Community College, State	and Vicinity)
James Boland	University of New York; formerly Member of
President, International Union of Bricklayers	Congress, 27th District, New York	Tony Stanley*
and Allied Craftworkers		Director, TransCon Builders, Inc.; formerly
Executive Vice President, TransCon Builders, Inc.
* Executive Committee member.

Photos

Front cover
Top row: The Moderne, Milwaukee; Washington Beech, Boston; 333 Harrison, San Francisco
Middle row: The Dempsey, New York; Old Colony, Boston; The Moderne, Milwaukee
Bottom row: Seton Pediatric Center, Yonkers; Old Colony, Boston; Old Colony, Boston

Inside front cover: 333 Harrison, San Francisco

24  SEMI – ANNUAL REPORT 2012

Leadership

Officers and Key Staff	Service Providers	AFL-CIO Housing Investment Trust

Stephen Coyle	Independent Registered Public	National Office
Chief Executive Officer	Accounting Firm	2401 Pennsylvania Avenue, N.W.
	Ernst &Young LLP	Suite 200
Theodore S. Chandler	McLean, Virginia	Washington, D.C. 20037
Chief Operating Officer		(202) 331-8055
Corporate Counsel
Erica Khatchadourian	Bingham McCutchen LLP	New York City Office
Chief Financial Officer	Washington, D.C.	1270 Avenue of the Americas
Suite 210
Chang Suh, CFA, CPA	Securities Counsel	New York, New York 10020
Executive Vice President and	Perkins Coie LLP	(212) 554-2750
Chief Portfolio Manager	Washington, D.C.
New England Regional Office
Saul A. Schapiro	Transfer Agent	Ten Post Office Square, Suite 800
General Counsel	BNY Mellon Investment	Boston, Massachusetts 02109
	Servicing (US) Inc.	(617) 850-9071
Debbie Cohen	Wilmington, Delaware
Chief Development Officer		Western Regional Office
	Custodian	101 California Street, Suite 2450
Liz Diamond	Bank of New York Mellon	San Francisco, California 94111
Director, Western Regional Office	New York, New York	(415) 433-3044

Christopher Kaiser		Gulf Coast Office
Deputy General Counsel and		935 Gravier Street, Suite 640
Chief Compliance Officer		New Orleans, Louisiana 70112
(504) 599-8750
Carol Nixon
Director, NewYork City Office

Thomas O’Malley
Director, New England Regional Office

Harpreet Singh Peleg, CPA
Controller

Eric W. Price
Executive Vice President

Lesyllee White
Director of Marketing

Stephanie H. Wiggins
Executive Vice President and
Chief Investment Officer

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, DC 20037
202-331-8055
www.aflcio-hit.com
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